UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

iSatori, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May __, 2013

Dear Stockholders:

On behalf of iSatori, Inc., it is my pleasure to invite you to the 2013 Annual Meeting of Stockholders of iSatori, Inc., to be held at our offices at 15000 West 6th Avenue, Suite 202, Golden, Colorado 80401, Denver, Colorado on June 25, 2013 at 1:00 p.m. Mountain Daylight Time.

Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Annual Meeting of Stockholders and Proxy Statement for Annual Meeting of Stockholders which follows. Also included is a proxy card. Please sign, date and mail the enclosed proxy card, as promptly as possible, whether or not you plan to attend the meeting. A copy of iSatori, Inc.’s 2012 Annual Report on Form 10-K is also enclosed for your review.

We appreciate your support and look forward to seeing you at our annual meeting.

Sincerely,

Stephen Adelé

President and Chief Executive Officer

15000 W. 6th Avenue, Suite 202

Denver, Colorado 80401

Telephone: (303) 215-9174

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 25, 2013

The Annual Meeting of Stockholders (the “Annual Meeting”) of iSatori, Inc. (“iSatori” or the “Company”) will be held at our offices at 15000 West 6th Avenue, Suite 202, Golden, Colorado 80401, Denver, Colorado on June 25, 2013 at 1:00 p.m. Mountain Daylight Time. At the Annual Meeting, our stockholders will be asked to:

1.

Elect the directors named in the accompanying Proxy Statement;

2.

Approve, by a non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers (the “Say on Pay Vote”);

3.

Select, by a non-binding advisory vote, the frequency—every year, every other year, or every third year—at which the stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid to the Named Executive Officers of the Company;

4.

To approve the iSatori, Inc. 2012 Employee Equity Incentive Plan;

5.

Vote upon a proposal to amend the Company’s Certificate of Incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; and

6.

Transact such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 25, 2013: This Notice of Annual Meeting and Proxy Statement and the 2012 Annual Report on Form 10-K are available at [website].

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card. If your shares are held in the name of a bank, broker or other recordholder, their voting procedures should be described on the voting form they send to you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying Proxy Statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 1:00 p.m. Mountain Daylight Time. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the close of business on June 5, 2013. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors:

Stephen Adelé

President and Chief Executive Officer

Denver, Colorado

[Date], 2013

15000 W. 6th Avenue, Suite 202

Denver, Colorado 80401

Telephone: (303) 215-9174

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 25, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of iSatori, Inc. from the holders of shares of common stock, par value $0.01 per share, of iSatori, Inc. (the “Common Stock”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 25, 2013, at 1:00 p.m. Mountain Daylight Time, at our offices at 15000 West 6th Avenue, Suite 202, Golden, Colorado 80401, Denver, Colorado.

As used in this Proxy Statement, the terms “we,” “our,” “us,” “iSatori,” or the “Company” refer to iSatori, Inc.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board is soliciting proxies for the Annual Meeting. You are receiving a Proxy Statement because you owned shares of our Common Stock on the close of business on June 5, 2013, and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

The Notice of Annual Meeting of Stockholders, a proxy card, this Proxy Statement and the 2012 Annual Report on Form 10-K are being mailed to stockholders on or about [Date], 2013. The proxy materials are also available at [website].

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. In addition, management will report on our performance during the fiscal year ended December 31, 2012 (“fiscal year 2012”) and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on June 5, 2013, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting or at any postponements or adjournments of the meeting.

If, as of the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it will provide voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

Who can attend the meeting?

All of our common stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 1:00 p.m. Mountain Daylight Time. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a brokerage firm, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of our Common Stock you owned as of the Record Date on each matter considered at the meeting. As of the Record Date, there were 12,622,756 shares of our Common Stock outstanding and eligible to vote and 13,000 shares of Series D $20 Convertible Preferred Stock, which vote on an as converted basis and are collectively entitled to 3,250 votes.  There is no cumulative voting.

What constitutes a quorum and how will votes be counted?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for purposes of the Annual Meeting, thereby permitting the Company to conduct its business at the Annual Meeting. As of the Record Date, 12,622,756 shares of our Common Stock and 13,000 shares of Series D $20 Convertible Preferred Stock (the “Series D Preferred Stock”), which vote on an as converted basis and are collectively entitled to 3,250 votes, representing a total of 12,626,006 votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 6,313,004 votes will be required to establish a quorum.  In addition, as of the Record Date, 9,500 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) we outstanding.  The shares of Series A Preferred Stock have no voting rights and are therefore not included for the purposes of determining a quorum.  However, holders of shares of Series A Preferred Stock will be entitled to vote on Proposal Five pursuant to the Company’s Certificate of Incorporation.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of establishing a quorum, but will not be deemed a vote cast with respect to the “non-discretionary” matters to be acted upon at the meeting. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers will not be permitted to vote on your behalf with respect to the “non-discretionary” proposals set forth in the Proxy Statement if you do not provide voting instructions on such matters.

In tabulating the voting results, abstentions generally have the effect of a negative vote. Broker non-votes have no effect on the voting results since, by definition, they are not entitled to be cast on a matter. With regard to the election of directors, since directors are elected by a plurality, both abstentions and broker non-votes will have no effect.

How do I vote?

If you are a registered stockholder (that is, if you own Common Stock in your own name and not through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity), you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. You may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card. If you attend the Annual Meeting in person, you may vote at the meeting and your proxy (if you previously returned one) will not be counted.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board. The Board and management do not now intend to present any matters at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of certain proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the meeting.

Can I change or revoke my vote after I vote or return my proxy card?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with our corporate Secretary a notice of revocation or another proxy bearing a later date or by attending the Annual Meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy and who is bearing the costs of this solicitation?

We are soliciting this proxy on behalf of the Board by mail and will pay all expenses associated with this solicitation. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. Also, brokers, banks and other persons holding Common Stock on behalf of beneficial owners will be requested to solicit proxies or authorizations from beneficial owners. We will bear all costs incurred in connection with the preparation, assembly and mailing of the proxy materials and the solicitation of proxies and will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our Common Stock.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends you vote as follows:

The Board recommends that you vote as follows:

—

“FOR ALL NOMINEES” Proposal One, relating to the election of Stephen Adelé, Russell Cleveland, Robert M. Galecke, Bradford Morgan and Todd Ordal to our Board of Directors ;

—

“FOR” Proposal Two, relating to the proposed approval, by a non-binding advisory vote, of the compensation paid to the Company’s Named Executive Officers;

—

“EVERY THREE YEARS” on Proposal Three, relating to the selection, by a non-binding advisory vote, of the frequency—every year, every other year, or every third year—at which the stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid to the Named Executive Officers of the Company;

—

“FOR” Proposal Four, relating to the approval of the iSatori, Inc. 2012 Employee Equity Incentive Plan;

—

“FOR” Proposal Five, relating to the proposal to amend the Company’s Certificate of Incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted;

Any proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations; however, your broker, bank or other holder of record does not have discretionary voting authority to vote on Proposal One, Proposal Two, Proposal Three, Proposal Four or Proposal Five, without instructions from you, in which case a broker non-vote will occur and your shares will not be voted in favor of the Board’s recommendations on such proposals.

Will stockholders be asked to vote on any other matters?

Our Amended and Restated Bylaws (our “Bylaws”) require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

You may vote “FOR” or “WITHHOLD” authority to vote on Proposal One, relating to the election of Stephen Adelé, Russell Cleveland, Robert M. Galecke, Bradford Morgan and Todd Ordal to our Board.  Members of the Board are elected by a plurality of votes cast. This means that the five duly-nominated persons who receive the largest number of “FOR” votes cast will be elected. Neither broker non-votes nor “WITHHOLD” votes cast with respect to any nominee will affect the election of that nominee.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two, relating to the proposed approval, by a non-binding advisory vote, of the compensation paid to the Company’s Named Executive Officers (the “Say on Pay Vote”). To be approved, that proposal must receive the affirmative vote of a majority of the voting shares that are present, in person or by proxy, at the meeting and entitled to vote on the proposal. An abstention will have the effect of a vote against the proposal. A broker non-vote will also have the effect of a vote against the proposal.

You may vote “EVERY YEAR,” “EVERY OTHER YEAR,” “EVERY THIRD YEAR” or “ABSTAIN” on Proposal Three, relating to the selection, by a non-binding advisory vote, of the frequency at which the stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid to the Named Executive Officers of the Company. The approval of Proposal Three shall be determined by a plurality of votes cast. Neither broker non-votes nor abstentions will have any effect on the outcome of the vote on the proposal.

Although the advisory votes in Proposals Two and Three are non-binding, the Board will review the results of the votes and will take them into account in determinations concerning executive compensation and the frequency of future advisory votes.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Four, relating to approval of the iSatori, Inc. 2012 Employee Equity Incentive Plan. To be approved, that proposal must receive the affirmative vote of a majority of the voting shares that are present, in person or by proxy, at the meeting and entitled to vote on the proposal. An abstention will have the effect of a vote against the proposal. A broker non-vote will also have the effect of a vote against the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Five, relating to the proposal to amend the Company’s Certificate of Incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be approved, that proposal must receive the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, Series A Preferred Stock and Series D Preferred Stock, each voting as a separate class.  The holders of Series A Preferred Stock are only entitled to vote on the Proposal Five because, while the Certificate of Designation establishing the Series A Preferred Stock states that the holders of Series A Preferred Stock have no voting rights, Article THIRTEENTH of the Company’s Certificate of Incorporation requires the affirmative vote of at least two-thirds of the holders of each class of capital stock of the Company to amend certain provisions of the Company’s Certificate of Incorporation.   A broker non-vote will also have the effect of a vote against the proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the U.S. Securities and Exchange Commission (“SEC”) in a current report on Form 8-K within four business days of the Annual Meeting.

How may I obtain a copy of iSatori’ Bylaws provisions regarding stockholder proposals and director nominations?

You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating director candidates.

How may I view a list of iSatori’ stockholders?

A list of our stockholders entitled to attend and vote at the Annual Meeting will be available for viewing during normal business hours during the ten days preceding the date of the Annual Meeting at our offices located at:

15000 W. 6th Avenue, Suite 202

Golden, Colorado 80401

The list will also be available for viewing at the Annual Meeting. You must be a stockholder of iSatori and present valid identification to view the list.

Other Matters

The proposals set forth in this proxy statement constitute the only business that the Board intends to present or is informed that others will present at the meeting. The proxy does, however, confer discretionary authority upon the persons named therein (the “Proxy Agents”), or their substitutes, to vote on any other business that may properly come before the meeting. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Board consists of five directors each serving a term expiring at the next annual meeting of stockholders. The Board has nominated Stephen Adelé, Russell Cleveland, Robert M. Galecke, Bradford Morgan and Todd Ordal for a term beginning at the Annual Meeting and ending at the 2014 annual meeting of stockholders.  If any of the nominees become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies FOR the election of each nominee named in this section. Proxies submitted to us cannot be voted at the Annual Meeting for nominees other than those nominees named in this Proxy Statement.

The name of each nominee for director, their ages as of June 25, 2013, and other information about each nominee are set forth below:

Stephen Adelé. Mr. Adelé, age 42, has served as the Company’s Chief Executive Officer and President since April 5, 2012.  Mr. Adelé founded iSatori Technologies, Inc., a Colorado corporation and a predecessor to the Company (“iSatori Tech”), in 2001 and has served as its President and Chief Executive Officer since that time.  Prior to founding iSatori Tech., Mr. Adelé served as vice president for Experimental and Applied Sciences (EAS) from April 1995 to May 2000.  At EAS, Mr. Adelé sourced and secured foreign distribution partners, developed strategic partnerships, set up local manufacturing, and assisted partners in developing strategic growth plans.  In addition, he worked with regulatory agencies to ensure governmentally compliant formulated products and established a distribution center in Tilburg, Netherlands, a well as manufacturing in Germany and New Zealand.

Mr. Adelé earned his bachelor’s degree in finance, with a minor in international studies, from the University of Colorado.  Mr. Adelé is the author of several books on fitness, nutrition and wellness and has published numerous articles on these topics.  As the CEO of iSatori, he was named a finalist for Entrepreneur of the Year by Ernst & Young in 2006 and 2007, named a finalist for “Best Boss in America” by Fortune magazine, won the prestigious Gold Award for growth in small businesses by Nutrition Business Journal, was named Outstanding Young Coloradoan in 2009 and was nominated for Outstanding Young American in 2010.

The Company believes Mr. Adelé, due to his longstanding commitment to iSatori, his substantial knowledge of the Company’s business, and his expertise in financial, business and related matters, is qualified to be a member of the Board.

Russell Cleveland. Mr. Cleveland, age 74, served as Chairman of the Board and Acting Chief Executive Officer of Integrated Security Systems, Inc., a Delaware corporation and a predecessor of the Company (“Integrated”), from April 1, 2011 through the consummation of the merger among iSatori Tech and Integrated in April 2012, has been a director of the Company since February 2001 and served as Chairman of the Board during fiscal 2008.  Mr. Cleveland is the President, Chief Executive Officer, sole director and majority shareholder of Renn Capital Group, Inc.  He has served as President, Chief Executive Officer and director of RENN Global Entrepreneurs Fund, Inc. since its inception in 1994.  Mr. Cleveland is a Chartered Financial Analyst with more than 40 years’ experience as a specialist in investments for smaller capitalization companies.  Mr. Cleveland has also served as President of the Dallas Association of Investment Analysts.  He also serves on the Boards of Directors of Cover-All Technologies, Inc. and RENN Entrepreneurial Fund Limited.  Mr. Cleveland is a graduate of the Wharton School of Commerce and Finance of the University of Pennsylvania.

The Company believes that Mr. Cleveland, due to his considerable experience with building successful businesses, as well as his extensive knowledge and understanding of accounting and finance matters, is qualified to be a member of the Board.

Robert M. Galecke. Mr. Galecke, age 71, has served as a director of the Company since May 1996.  Mr. Galecke joined the University of Dallas in June 1996 and is currently serving as Executive Vice President.  Mr. Galecke also has been Chairman, President or CEO of public companies in healthcare, real estate and financial services, as well as having spent 20 years in the commercial banking industry. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a B.S. in Economics from the University of Wisconsin at Stevens Point.

The Company believes that Mr. Galecke, due to his considerable experience managing public companies, as well as his extensive knowledge and understanding of finance matters and commercial banking, is qualified to be a member of the Board.

Bradford Morgan. Mr. Morgan, age 67, has served as a director of the Company since April 16, 2012.  Mr. Morgan is the President of Cogency, a consulting company specializing in marketing and business strategy. Prior to founding Cogency in 1998, Mr. Morgan served as the Senior Vice President of Harrah’s Entertainment, Inc. from 1994 through 1997. Prior to joining Harrah’s Entertainment, Inc., Mr. Morgan served as Executive Vice President – Marketing and Sales for Visa U.S.A., Inc. from 1988 through 1993.  Sometime prior to Visa U.S.A., Mr. Morgan served as Group Product Manager for Procter & Gamble consumer products company. Mr. Morgan received his bachelors in agricultural economics from Cornell University and his MBA from Colgate Darden School at the University of Virginia.

The Company believes that Mr. Morgan, due to his considerable leadership experience in public companies, as well as his extensive knowledge and understanding of marketing and sales matters, is qualified to be a member of the Board.

Todd Ordal.  Mr. Ordal, age 55, has served as a director of the Company since April 16, 2012.  Mr. Ordal is the President and founder of Applied Strategy, LLC, a private consulting company providing consulting and coaching services to chief executive officers and other executives around the word.  Prior to founding Applied Strategy, LLC, Mr. Ordal served as Chief Executive Officer of Dore Achievement Centers from December, 2002 until November, 2004.  Prior to joining Dore Achievement Centers, Mr. Ordal served President and Chief Executive Officer of Classic Sports Companies from January, 2001 until December, 2002. Prior to Classic Sport Companies, Mr. Ordal served as a Division President for Kinko’s where he had accountability for $500,000,000 in revenue, 300 stores and 7,000 people. Mr. Ordal served as a member of the board of directors for Kinko’s Service Corporation from July, 1992 until July, 1997.  He has also served on several non-profit board and boards of advisors. Mr. Ordal received his bachelors in psychology from Morehead State University and his MBA from Regis University.

The Company believes that Mr. Ordal, due to his considerable experience with growing successful businesses, as well as his extensive knowledge and understanding of marketing and finance matters, is qualified to be a member of the Board.

The Board recommends a vote FOR the election of each of the nominees for director.

STOCK OWNERSHIP OF CERTAIN PERSONS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of shares of the Company’s common stock as of April 30, 2013, by: (i) each person known by us to be the owner of more than 5% of our outstanding shares of the Company’s common stock, (ii) each officer and director and (iii) all officers and directors as a group. Each stockholder’s beneficial ownership is based on 12,622,756 shares of Company common stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage Ownership
Stephen Adelé (3) Chief Executive Officer and President	7,004,444	55.5%
Russell Cleveland(4)(5) Director	4,444,378	35.2%
Robert M. Galecke(6) Director	50,273	* %
Bradford Morgan(7) Director	1,873	* %
Todd Ordal(8) Director	1,873	* %
Michael Wilemon(9) Chief Financial Officer and Secretary	133,604	* %
Executive officers, directors and director-nominees as a group(10)	11,637,445	92.2%

RENN Universal Growth Investment Trust PLC(11)	3,159,379	25.0%
RENN Global Entrepreneurs Fund Inc.(12)	1,284,999	10.2%

 *

Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)

Unless otherwise indicated, the address for each director and officer is c/o iSatori, Inc., 15000 W. 6th Avenue, Suite 202, Golden, Colorado 80401. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The information in this table is based on statements in filings with the SEC, or other reliable information available to the Company.

(2)

Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from April 30, 2013 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity.

(3)

Stephen Adelé Enterprises, Inc. is the record holder of 6,680,203 of these shares. Mr. Adelé is the sole stockholder of Stephen Adelé Enterprises, Inc., and may be considered to have beneficial ownership of the Stephen Adelé Enterprises, Inc.’s interests. Includes currently exercisable options to purchase 322,741 shares of common stock.

(4)

Includes 667,359 shares of common stock issuable upon the exercise of warrants, 1,900 shares of common stock issuable upon conversion of Series A Preferred Stock and 3,250 shares of common stock issuable upon the conversion of Series D Preferred Stock.

(5)

Mr. Cleveland is employed as President and CEO of RENN Capital Group, Inc., which serves as investment manager to RENN Global Entrepreneurs Fund, Inc. and to RENN Universal Growth Investment Trust PLC. Mr. Cleveland disclaims beneficial ownership of all shares held by RENN Global Entrepreneurs Fund, Inc. and to RENN Universal Growth Investment Trust PLC except to the extent of his pecuniary interest therein.

(6)

Includes 17,519 shares of common stock, 31,918 shares of common stock issuable upon the exercise of options and 836 shares of common stock issuable upon the exercise of warrants.

(7)

Includes 1,873 restricted shares.

(8)

Includes 1,873 restricted shares.

(9)

Includes currently exercisable options to purchase 133,604 shares of common stock.

(10)

Includes currently exercisable options to purchase 488,263 shares of common stock, 668,195 shares of common stock issuable upon the exercise of warrants, 1,900 shares of common stock issuable upon conversion of Series A Preferred Stock and 3,250 shares of common stock issuable upon the conversion of Series D Preferred Stock.

(11)

Includes 498,725 shares of common stock issuable upon the exercise of warrants, 950 share of common stock issuable upon conversion of Series A Preferred Stock and 1,625 shares of common stock issuable upon the conversion of Series D Preferred Stock.  The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(12)

Includes 168,634 shares of common stock issuable upon the exercise of warrants and 1,625 shares of common stock issuable upon the conversion of Series D Preferred Stock.  The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports available to us and written representations from our executive officers and directors that no other reports were required, we believe that all reporting obligations of our officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended December 31, 2012.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to directors, officers and employees that complies with the rules and regulations of the SEC. The Company’s Code of Business Conduct and Ethics is posted on the Company’s website, at www.isatori.com, under the “About Us” tab, subheading “Investor Relations.”  You may contact our Secretary at our principal executive offices for a printed copy of our Code of Business Conduct and Ethics.  Our Code of Business Conduct and Ethics is periodically reviewed by our Board and changes are made as appropriate.  All amendments to, and waivers granted under, the Company’s code of ethics will be disseminated on the Company’s website in the manner required by SEC rules.

CORPORATE GOVERNANCE

General

The Company’s business is managed under the direction of its Board. In connection with its oversight of the Company’s operations and governance, the Board has adopted, among other things, the following:

•

Corporate Governance Guidelines to implement certain policies regarding the governance of the Company;

•

a Code of Business Conduct and Ethics to provide guidance to directors, officers and employees with regard to certain ethical and compliance issues;

•

Charters of the Audit Committee and the Compensation Committee of the Board;

•

an Insider Trading Policy to facilitate compliance with insider trading regulations;

•

an Audit Committee Whistleblower Policy to allow directors, officers and employees (i) to make confidential anonymous submissions regarding concerns with respect to accounting or auditing matters and (ii) provides for the receipt of complaints regarding accounting, internal controls or auditing;and

•

a Stockholder and Interested Parties Communications Policy pursuant to which holders of our securities and other interested parties can communicate with the Board of Directors, Board Committees and/or individual directors.

Each of these documents can be viewed on the Company’s website, available at: www.isatori.com under the “About Us” tab, subheading “Investor Relations”.  Copies of the foregoing documents and disclosures are available without charge to any person who requests them. Requests should be directed to iSatori, Inc., Attn: Secretary, 15000 6th Avenue, Suite 202, Golden, Colorado 80401.

The Board meets regularly to review significant developments affecting us and to act on matters requiring its approval. The Board held six meetings in 2012 and acted once by written consent. No director, during his period of service in 2012, attended fewer than 75% of the total number of meetings of the Board and committees on which he served. Directors are encouraged, but not required, to attend the Annual Meeting.  The Company did not hold a 2011 annual stockholders’ meeting.

Director Independence

The Board has determined that Robert Galecke, Bradford Morgan and Todd Ordal are independent directors based on the New York Stock Exchange definition of independence.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has been an officer or employee of the Company.  None of the Company’s executive officers serves as a member of the Board of Directors or the Compensation Committee of any entity that has one or more executive officers serving on the Company’s Board of Directors, or on the compensation committee of the Company’s Board of Directors.

Board Committees

The composition and primary responsibilities of the Audit Committee and the Compensation Committee are described below.

Audit Committee

The Company has a separately designated Audit Committee, the members of which are Messrs. Galecke, Morgan and Ordal, with Mr. Galecke serving as Chairman.  The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  Among other things, the committee is responsible for reviewing and selecting our independent registered public accounting firm and reviewing our accounting practices and policies, and to serve as an independent and objective party to monitor the financial reporting process.  The Board has determined that each of Messrs. Galecke and Morgan qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K and that each member of the committee is independent under applicable NYSE rules and for purposes of SEC Rule 10A-3, and “financially literate” for purposes of applicable NYSE rules. See “Proposal One—Election of Directors—Board of Directors” for a summary of the business experience of each member of the committee. During 2012, the Audit Committee held two meetings.

Compensation Committee

The Company has a separately designated Compensation Committee, which currently consists of Messrs. Galecke, Morgan and Ordal, with Mr. Ordal serving as Chairman.  The Compensation Committee’s primary function is to discharge the Board’s responsibilities relating to the compensation of our Chief Executive Officer and to make recommendations to the Board regarding the compensation of our other executive officers.  Among other things, the committee reviews and approves corporate goals and objectives for setting Chief Executive Officer compensation, evaluates the performance of the Chief Executive Officer in light of those goals and objectives and sets the compensation of the Chief Executive Officer.  The Board has determined that each member of the committee is (i) independent under applicable NYSE rules, (ii) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and (iii) an “outside director” as defined in Section 162(m) of the Internal Revenue Code.  During 2012, the Compensation Committee held one meeting.

Director Nominations

A security holder who wishes to recommend a candidate should send complete information regarding the candidate to iSatori, Inc., Attn: Secretary, 15000 6th Avenue, Suite 202, Golden, Colorado 80401.  The information provided with respect to the nominee should include five years of professional background, academic qualifications, whether the nominee has been subject to any legal proceedings in the past ten years, the relationship between the security holder and the nominee, and any other specific experience, qualifications, attributes or skills that qualify the nominee for the Board.  The Board will assess each candidate, including candidates recommended by security holders, by evaluating all factors it considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  In particular, a nominee must:

•

have displayed the highest personal and professional ethics, integrity and values and sound business judgment;

•

be highly accomplished in his or her field, with superior credentials and recognition and broad experience at the administrative or policy-making level in business, government, education, technology or public interest;

•

have relevant expertise and experience and be able to offer guidance and advice to the chief executive officer based on that expertise and experience;

•

with respect to a majority of directors, be independent and able to represent all stockholders and be committed to enhancing long term stockholder value; and

•

have sufficient time available to devote to the activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

The Board does not have a formal policy with respect to the consideration of diversity when assessing director nominees, but considers diversity as part of its overall assessment of the Board’s functioning and needs. The committee may retain a search firm to assist it in identifying potential candidates, but it has not done so to date.

Absence of Appraisal Rights

We are incorporated in the State of Delaware and, accordingly, are subject to the Delaware General Corporation Law. Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual Meeting.

Stockholder Proposals

Any proposal that a stockholder wishes to include in proxy materials for our 2013 annual meeting of stockholders must be received no later than [One year after this proxy statement is sent less 120 days] and must be submitted in compliance with SEC Rule 14a-8. Proposals should be directed to iSatori, Inc., Attn: Secretary, 15000 6th Avenue, Suite 202, Golden, Colorado 80401.

Pursuant to SEC Rule 14a-4(c)(1), if our Secretary receives any stockholder proposal at the address listed above after [One year after this proxy statement is sent less 120 days] that is intended to be presented at the 2014 annual meeting without inclusion in the proxy statement for the meeting, the proxies designated by the Board will have discretionary authority to vote on such proposal.

Board Leadership Structure

The Company believes the interests of the stockholders are best served at the present time by the Company’s existing leadership model, which is based on a combined Chairman/CEO. As a relatively small business already burdened with regulatory complexities and expenses by virtue of being a public company, the Company believes adding another level of management hierarchy would only add inefficiencies to a Company that is constantly trying to streamline operations and reduce costs.

Stephen Adelé, the current CEO, possesses an in-depth knowledge of the Company, the unique conditions in the Company’s industry and the array of challenges the Company currently faces.  The Board believes that the CEO’s experiences and other insights put the CEO in the best position to provide broad leadership for the Board as its Chairman in carrying out its fiduciary responsibilities to the stockholders.

The Board is comprised of a majority of independent directors, and all members of the Audit Committee and Compensation Committee are independent under NYSE rules.  Each independent director has access to the CEO and other Company executives on request; may call meetings of the independent directors; and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee.  Under these circumstances, the Company does not believe it is necessary to establish a formal position of lead independent director for the Board to provide independent oversight of management.

The Board recognizes that no single leadership model is right for all companies and at all times, and the Board will continue to review its leadership structure as appropriate to ensure it continues to be in the best interests of our stockholders.

Role of Board in Risk Oversight

Our management team is responsible for our day-to-day risk management, and the Board is responsible for risk oversight. The Board executes its risk management responsibility directly and through its committees.  During Board meetings, the Board regularly receives reports from our executive officers.  These reports are designed to provide the Board with a detailed understanding of our business operations that both apprise the Board of risks we face and enable the Board to assess risks effectively.

The Audit Committee has responsibility for overseeing the Company’s enterprise risk management process.  Overall risk areas include financial risk assessments, risk management policies, information technology risks, major financial risk exposures and the steps management has taken to monitor and control such risks and exposures.  The Compensation Committee oversees risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally.  The Compensation Committee receives reports, including reports from management, and discusses whether our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us.

Outside Advisors

The Board and its committees are free to engage independent outside financial, legal and other advisors as they deem necessary to provide advice and counsel on various topics or issues, at our expense, and are provided full access to our officers and associates.

Current Executive Officers

Name	Age	Position
Stephen Adelé	42	President and Chief Executive Officer
Michael Wilemon	65	Chief Financial Officer and Secretary

Stephen Adelé – See “Proposal One—Election of Directors” for Mr. Adelé’s biography

Michael Wilemon has served as the Company’s Chief Financial Officer and Secretary since the consummation of the Merger.  Mr. Wilemon joined iSatori Tech in May, 2004 as its Chief Financial Officer. Prior to joining iSatori Tech, Mr. Wilemon served as Vice President and Chief Financial Officer for RMO, Inc. from 1998 through April 2004.  Prior to joining RMO, Inc., Mr. Wilemon served as Controller for American Wyott Corporation from 1996 through 1998 and for SCS/Frigette from 1992 through 1996.  Mr. Wilemon received his bachelor’s degree in accounting from Texas Christian University.

Family Relationships

There are no family relationships among any of the Company’s directors and executive officers.

EXECUTIVE COMPENSATION

Explanatory Note

In connection with the Merger, the Company changed its fiscal year end from June 30 to December 31 effective April 26, 2012.  To provide relevant compensation disclosure, the Company has provided compensation analysis for the named executive officers and directors of Integrated for the fiscal year ended June 30, 2011 and for the named executive officers and directors of the iSatori Tech and the Company for the fiscal years ended December 31 2011 and 2012.

Summary Compensation Table - Integrated

The following table shows the compensation of the principal executive officer and the executive officers of Integrated and its subsidiaries whose compensation exceeded $100,000 for the fiscal year ended June 30, 2011.

Name and Principal Position		Year	Salary	Bonus	Non Equity Incentive Plan Compensation(5)	All Other Compensation	Total
Russell Cleveland	(1)	2011	$-	$-	$-	$-	$-
Board Chairman and Acting CEO
Brooks Sherman	(2)	2011	$127,500	$60,000	$25,410	$6,387	$219,297
Former Board Chairman and CEO
Sharon Doherty	(3)	2011	$100,000	$10,000	$14,117	$3,724	$127,840
CFO
Paul Matthews	(4)	2011	$87,500	$-	$15,925	$10,513	$113,938
Former President & COO of B&B ARMR Corp.

(1) Appointed as Chairman of the Board and Acting CEO of Integrated effective April 1, 2011 and took no compensation as principal executive officer.  He is employed as President and CEO of RENN Capital Group, Inc., which serves as investment manager to RENN Global Entrepreneurs Fund, Inc. and to RENN Universal Growth Investment Trust PLC.

(2) Began employment on August 29, 2008 and resigned March 31, 2011.

(3) Began employment on January 12, 2009 and resigned June 30, 2012 in connection with the Merger.

(4) Began employment on November 8, 2004 and resigned January 31, 2011 upon the sale of the operations of B&B ARMR Corp.

(5) The non-equity incentive plan was a short-term incentive plan for fiscal year 2011 offered to executives and senior management based on operating earnings compared to segment targets set by the Compensation Committee of the Board of Directors of Integrated.  Due to the sale of certain operations on January 31, 2011, the performance was measured for the seven months ending January 31, 2011 compared to the same target period.

No other executive officer’s salary and bonus exceeded $100,000 annually during the fiscal year ended June 30, 2011.

Summary Compensation Table - iSatori

The following table shows the compensation of the principal executive officer and the executive officers of iSatori Tech whose compensation exceeded $100,000 for the fiscal years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Stephen Adelé	2012	$207,500	$9,874	$22,114	$21,520	$261,008
CEO and President	2011	$153,750	$—	$—	$57,888	$211,638
Michael Wilemon	2012	$127,330	$7,360	$9,154	$5,824	$149,668
CFO and Secretary	2011	125,609	$—	$—	$23,117	$148,726

No other executive officer’s salary and bonus exceeded $100,000 annually during the fiscal years ended December 31, 2012 or 2011.

Compensation Discussion and Analysis

Roles of our Compensation Committee and Chief Executive Officer in Compensation Decisions, Use of Compensation Consultants and Compensation Philosophy and Objectives

The Company strives to attract, motivate, and retain high-quality executives by providing total compensation that is performance-based and competitive within the labor market in which the Company competes for executive talent as a public company in a very specialized industry.  Our compensation program is intended to align the interests of management with the interests of stockholders by linking pay with performance, thereby incentivizing performance and furthering the ultimate objective of improving stockholder value.

Base salary amounts of executive officers are reviewed annually.  The Compensation Committee sets the base salary level of our Chief Executive Officer, and, based on input from the Chief Executive Officer, of the other executive officers.

The Compensation Committee has the authority to retain and terminate compensation consultants or other experts to assist the Committee in its evaluation of the Chief Executive Officer, his compensation or the compensation of any of the other executive officers.

Bonus Pool

Pursuant to the terms of our employment agreement with Mr. Adelé, we are obligated to set 8% of our annual net income before taxes above a set hurdle rate aside for a bonus pool to be distributed to our management team at the discretion of the Compensation Committee upon input from our chief executive officer.  During fiscal 2012, the hurdle rate was 8%.  The hurdle rate rises to 9% for fiscal 2013 and 10% for fiscal 2014.  The bonus can be accrued and paid on a quarterly basis with 70% paid and the remaining 30% carried to year end.  The Company did not achieve the hurdle rate for fiscal 2012, however, in recognition of their efforts in connection with the Merger, and the one-time effect the Merger had on the Company’s net income, our chief executive officer and chief financial officer were given discretionary bonuses of $9,874 and $7,360 respectively.

Pension and Retirement Plans

We do not provide any of our executive officers with pension benefits, deferred compensation or other similar plans other than a tax qualified 401(k) defined contribution plan in which an executive officer is able to participate on the same terms as those offered to other employees, subject to plan qualification rules that limit or prohibit such participation by highly compensated employees.  We have not made any employee matching contributions to our 401(k) plan since its adoption.

Employment Agreement with our Chief Executive Officer

On February 17, 2012, the Company entered into an employment agreement with Stephen Adelé effective upon consummation of the Merger (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Adelé’s annual base salary is set at $225,000.  In addition, Mr. Adelé, is eligible to earn a bonus based upon the financial performance of the Company above established hurdle rates. The term of the Employment Agreement is one year, commencing on the April 5, 2012, and is renewable annually.

Stock Option Grants – Integrated

There were no grants of stock options to executive officers of Integrated during fiscal year 2011.

Stock Option Grants – iSatori

Prior to the Merger, Stephen Adelé, our chief executive officer, and Michael Wilemon, our chief financial offer, were granted options to purchase the stock of iSatori Tech.  In connection with the Merger, those options were converted into options to purchase stock of the Company.  Mr. Adelé’s options were converted into 322,740 options with an exercise price of $0.57.  Mr. Wilemon’s options were converted into 133,604 options with an exercise price of $0.57.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year End – Integrated

The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of Integrated at June 30, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (a)	Option Exercise Price	Option Expiration Date

Sharon Doherty	6,667	3,333	$3.00	4/1/2014

(a) The vesting date of these options is April 1, 2012 and the market value is $0.

Outstanding Equity Awards at Fiscal Year End – iSatori

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Stephen Adelé	322,740	—	$0.57	2/16/2022
Michael Wilemon	133,604	—	0.57	2/16/2022

Director Compensation

Director Compensation- Integrated

Integrated’s directors were compensated by either restricted stock awards or incentive stock options, at the choice of the individual director, in an amount equivalent to $10,000 annually for serving on the board in addition to $1,250 for each committee on which they serve.  In addition, Mr. Robert Galecke was paid $10,000 annually for his services as Integrated’s audit committee chairman.  All Integrated directors were also reimbursed for their out-of-pocket expenses incurred in connection with their attendance at board meetings.

Mr. Cleveland served on the board representing the interests of the RENN Capital Group, Inc. funds and his director fees were income to certain funds.

The following table shows the compensation of the directors of Integrated for the fiscal year ended June 30, 2011.

Name	Fees Earned or Paid in Cash(2)	Stock Awards	Option Awards (1)	All Other Compensation	Total
William Breedlove	$6,250	$-	$5,985	$5,000	$17,235
Russell Cleveland	6,250	12,500	-	-	18,750
Robert Galecke	10,000	-	9,576	5,000	24,576
Frank Marlow	6,250	-	5,985	5,000	17,235

(1)  These represent one option award, and are the only stock-based equity awards outstanding at the fiscal year end.

(2)  These fees earned were waived, reversed and never paid pursuant to a meeting of the Board on January 3, 2012.

Director Compensation – iSatori

Following consummation of the Merger, directors, other than Mr. Adelé and Mr. Cleveland, have been compensated with cash payments of $1,250 per quarter, payable in arrears, beginning on June 30, 2012.  Directors, other than Mr. Adelé and Mr. Cleveland, also receive an annual grant of restricted shares, vesting one year from the grant date, with a market value of $5,000 based on the trailing five day average Company stock price. The first such grant occurred on May 7, 2012 with future grants to occur on or around April 30 of each year.  In addition, the chair of the Audit Committee of the Board receives an additional cash payment of $312.50 per quarter and an additional annual grant of restricted shares with a market value of $1,250.

The following table shows the compensation of the directors of Integrated for the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation		Total
Stephen Adelé	$—	$—	$—	$—		$—
Russell Cleveland	—	—	—	—		—
Robert Galecke	4,063	6,250	—	—		10,313
Bradford Morgan	3,750	5,000	—	18,000	(1)	26,750
Todd Ordal	3,750	5,000	—	—		8,750

(1)  These fees represent payments made to Cogency, an entity wholly owned by Mr. Morgan, for professional marketing consulting services.  Mr. Morgan has provided such services to the Company on an as-needed basis since 2004.

Compensation Committee Interlocks and Insider Participation

Messrs. Galecke, Morgan and Ordal served as members of the Compensation Committee during the last fiscal year.  No member of the Compensation Committee during fiscal 2012 was an officer, former officer or employee of the Company or had any reportable financial relationship with the Company other than the compensation they received for serving as independent directors of the Company.  The Company is not aware of any interlocks or insider trading participation required to be disclosed under applicable rules of the SEC.  We had no compensation committee interlocks with any entity in fiscal 2012.

EQUITY PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about securities that have been issued or are issuable under equity compensation plans as of December 31, 2012:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity Compensation plans approved by security holders
2011 Equity Incentive Plan	823,758	$0.57	50,102
1997 Omnibus Stock Plan	10,500	$41.54	—
2009 Long-Term Incentive Plan	81,816	$0.67	168,184
Total	916,074	$0.95	168,184

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Transactions

No reportable related transactions occurred in fiscal 2012 and, there are no agreements or arrangements in place that would result in a reportable related transaction.

Review, Approval or Ratification of Transactions with Related Parties

The Board of Directors will review and approve all relationships and transactions in which it and its directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In approving or rejecting such proposed relationships and transactions, the Board shall consider the relevant facts and circumstances available and deemed relevant to this determination.

PROPOSAL TWO — ADVISORY VOTE

ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) added new Section 14A to the Securities Exchange Act of 1934, as amended, which requires, among other things, that companies with publicly-traded securities take a separate non-binding vote at their annual meeting of stockholders to consider a resolution to approve the compensation of their named executive officers as disclosed in the proxy statement for the annual meeting in accordance with SEC regulations.  We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC and Section 14A of the Exchange Act.

This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  This vote is advisory and is therefore not binding on us, the Board or the Compensation Committee.  The Board and the Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

The overall goal of the Company’s compensation policy is to maximize stockholder value by attracting, retaining and motivating the executive officers that are critical to its long-term success.  It is also the belief of our Board that executive compensation should be designed to promote both the short-term and long-term economic goals of the Company and, accordingly, an important component of our executive compensation philosophy is to closely align the financial interests of the Company’s executive officers with those of the Company’s stockholders.  The Board believes that the compensation of our named executive officers as described in “Executive Compensation” appropriately addresses those objectives, and accordingly recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this proxy statement pursuant to Item 402 of SEC Regulation S-K.

The Board recommends a vote FOR approval of the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this proxy statement.

PROPOSAL THREE — ADVISORY VOTE

ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

The new Section 14A to the Securities Exchange Act of 1934, as amended, requires companies with publicly-traded securities to hold a separate stockholder vote at least once every six years on whether a stockholder vote to approve the compensation of named executive officers of the type described in Proposal Two above should be held every year, every two years or every three years.  The Company is required to take a vote on this question at the Annual Meeting.  The vote on this proposal is being presented to our stockholders at the Annual Meeting in a manner that allows them to vote in the alternative for holding a vote on executive compensation every year, every two years or every three years.  Stockholders also have the option to abstain from voting on this proposal.  Although the Board of Directors is recommending that this vote be held every three years, stockholders are not voting on whether to approve or disapprove the Board’s recommendation.  This vote is advisory and is therefore not binding on us, the Board or the Compensation Committee.  The Board and the Compensation Committee will consider the opinions of our stockholders when determining the frequency of future advisory votes on the compensation of the named executive officers.

Because the Board believes that holding advisory votes on the compensation of the named executive officers once every three years best corresponds to the timeframe over which our compensation programs are primarily designed to incentivize performance, it recommend that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders desire that the company include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Exchange Act on a triennial basis.

The option that receives the highest number of votes cast by stockholders will pass.  However, because this vote is only advisory, the Board may decide that it is in the best interests of our stockholders and the company to hold the advisory vote on the compensation of our named executive officers more or less frequently than the option that receives the highest number of votes cast by stockholders.

The Board recommends that you vote to hold an advisory vote on executive compensation every three years.

PROPOSAL FOUR — VOTE TO APPROVE THE

ISATORI, INC. 2012 EMPLOYEE EQUITY INCENTIVE PLAN

On September 27, 2012, the Board adopted, subject to stockholder approval, the iSatori, Inc. 2012 Employee Equity Incentive Plan (the “2012 EIP”). If approved, the 2012 EIP will become effective upon stockholder approval at the Annual Meeting and be sole plan for providing stock-based incentive compensation to eligible employees and consultants.

The Board has chosen to adopt the 2012 EIP to assure that the terms and conditions of our equity incentive plans reflect the latest corporate and legal developments and to provide the Board and the Compensation Committee flexibility to design compensation packages that align executive and employee interests with those of stockholders.  The Board believes that our 2012 EIP is in the best interests of stockholders and the Company, as it will continue to provide employee and stockholder alignment; maintain our broad-based equity program; and help attract, motivate and retain employees.  Stockholder approval of the 2012 EIP will also constitute approval for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”).

All outstanding stock awards granted under any prior plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of such prior plan.  However, if our stockholders approve this Proposal Four, then as of the effective date of the 2012 EIP, a total of 500,000 shares of Common Stock will become available for grant under the 2012 EIP.  We believe the share reserve in the 2012 EIP will provide us with a sufficient reserve of Common Stock to offer appropriate incentives to our employees and consultants.

Background

We believe that equity incentive awards are an effective way to attract and retain talented employees, to motivate and reward them for outstanding company and individual performance, and to align their interests with those of our stockholders.  The 2012 EIP is critical to our ongoing effort to build stockholder value through retaining and motivating such employees.  Like all technology companies, we actively compete for highly qualified employees.

The 2012 EIP Combines Compensation and Governance Best Practices

We note that our 2012 EIP contains provisions that are designed to protect our stockholders’ interests and to reflect compensation and corporate governance best practices, including:

•

Stockholder approval is required for additional shares. The 2012 EIP does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2012 EIP authorizes a fixed number for our share reserve, so that stockholder approval is required to issue any additional shares from the 2012 EIP once we have used all shares available for issuance.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

•

Repricing is not allowed. The 2012 EIP prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

Summary of the 2012 EIP

A summary of the principal features of the 2012 EIP follows. The summary is qualified in its entirety by the full text of the 2012 EIP that is attached as Appendix A to this proxy statement. Stockholders are encouraged to read the actual text of the 2012 EIP in its entirety.

Key Terms

Plan Term:

September 2012 to August 2022, subject to stockholder approval

Administrator:

The Compensation Committee has been delegated the authority by the Board to administer our equity compensation plans.

Eligible Participants:

Employees, directors and consultants

Shares Authorized:

500,000

Award Types:

(i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards, (v) RSUs (“Restricted Stock Units”), (vi) performance stock awards, (vii) performance cash awards, and (viii) other stock awards.

162(m) Limits:

Section 162(m) of the Tax Code requires, among other things, that the maximum number of shares awarded to an individual under a stock awards, or the maximum value of any cash award, must be approved by stockholders in order for the awards granted under the plan to be eligible for treatment as performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to certain specified senior executives. Accordingly, the 2012 EIP limits awards granted under the plan to an individual participant in any calendar year to:

•

(1) No more than 3.5 million shares subject to stock options or SARs (or other stock awards whose value is determined by reference to an increase over an exercise or strike price) to an individual participant;

•

(2) No more than 3.5 million shares subject to performance-based restricted stock or RSU awards to an individual participant; and

•

(3) No more than $1 million subject to performance cash awards to an individual participant.

Vesting:

As determined by the Compensation Committee.

Not Permitted:

•

Granting stock options or SARs at a price below the fair market value of our Common Stock on the date of grant.

•

Repricing or reducing the exercise price of a stock option or SAR without stockholder approval

Eligibility

Only employees (including officers), consultants and non-employee directors of the Company and its affiliates are eligible to receive awards under the 2012 EIP.  Pursuant to applicable tax law, we may only grant incentive stock options to our employees (including officers) and employees of our affiliates.  The Compensation Committee, or a subcommittee thereof, determines who will participate in the 2012 EIP and the terms of those grants.

Awards

The 2012 EIP allows the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock awards.  Subject to plan limits, the Compensation Committee has the discretionary authority to determine the size of awards to employees.  The use of performance-based awards will be considered in the context of our total compensation program and the significant level of pay-for-performance requirements already incorporated into our compensation practices.

Vesting and Exercise of Awards

The exercise price of stock options and SARs granted under the 2012 EIP may not be less than the fair market value of the common stock on the date of grant.  The term of any stock option or SAR may not be longer than 10 years.  For other types of awards under the 2012 EIP, the Compensation Committee will determine the vesting and exercisability (or settlement) terms for each award, including the establishment of any performance vesting criteria.

Eligibility Under Section 162(m)

Stockholder approval of the 2012 EIP is designed to constitute approval of the plan’s material features for purposes of Section 162(m) of the Tax Code.  Awards may, but need not, include performance criteria that satisfy Section 162(m).  To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be based on stock price appreciation (in the case of options or SARs) or on one or more of the other factors set forth in the 2012 EIP (which may be adjusted as provided in the plan), applied on a Company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices, in each case as specified by the compensation committee in the award.

Transferability

Awards granted under the 2012 EIP are transferable only by will or the laws of descent and distribution, or to the extent otherwise determined by the compensation committee. The Compensation Committee has sole discretion to permit the transfer of an award.

Administration

The Compensation Committee, which is made up entirely of independent directors, has been delegated the authority by the Board to administer the 2012 EIP.  The Compensation Committee, or a subcommittee thereof, will select the employees who receive awards, when and how the awards are granted, what type or combination of types of awards to be granted, the provisions of each award granted and the number of shares granted.  The Compensation Committee may interpret the 2012 EIP and awards granted under it and establish, amend and revoke any rules relating to the 2012 EIP.  The Compensation Committee may delegate to a committee of one or more Directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2012 EIP to an officer or officers.

Duration, Suspension, Termination, and Amendment

The Board may suspend or terminate the 2012 EIP at any time.  Unless sooner terminated by our Board, the 2012 EIP shall automatically terminate on September 26, 2022, which is the day before the tenth anniversary of the date the 2012 EIP was adopted by the Board.  No awards may be granted under the 2012 EIP while the 2012 EIP is suspended or after it is terminated.

The Board may amend the 2012 EIP at any time.  However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant.  In addition we will obtain stockholder approval of any amendment to the 2012 EIP, if required by applicable law or listing requirement that would:

•

Materially increase the number of shares of Common Stock available for issuance under the 2012 EIP;

•

Materially expand the class of individuals eligible to receive awards under the 2012 EIP;

•

Materially increase the benefits accruing to participants under the 2012 EIP or materially reduces the price at which shares of Class A Common Stock may be issued or purchased under the 2012 EIP;

•

Materially extend the term of the 2012 EIP; or

•

Expand the types of awards available for issuance under the 2012 EIP.

Adjustments; Corporate Transactions

In the event of a capitalization adjustment, the Compensation Committee shall appropriately and proportionately adjust the number and kind of shares available for grant under the 2012 EIP, and subject to the various limitations set forth in the 2012 EIP, the number and kind of shares subject to outstanding awards under the 2012 EIP, and the exercise or settlement price of outstanding stock options and of other awards.

In the event of a corporate transaction, the Board may arrange for the assumption of the outstanding awards, the acceleration of vesting of outstanding awards, the assignment of rights with respect to the awards, the cancellation of the awards or a payment to award holders, as determined by the Board.  For purposes of the 2012 EIP, a corporate transaction will be deemed to occur in the event of (i) the consummation of a sale of all or substantially all of our consolidated assets, (ii) the consummation of a sale of at least 90% of our outstanding securities, (iii) the consummation of a merger or consolidation in which we are not the surviving corporation, or (iv) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by the virtue of the transaction, as determined by the Board.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment; (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award; (c) withholding cash from an award settled in cash or from other amounts payable to the participant; or (d) by other method set forth in the award agreement.

U.S. Federal Tax Consequences

The following is a summary of the principal U.S. federal income taxation consequences to participants and the Company with respect to participation in the 2012 EIP.  The information is based upon current federal income tax rules and therefore is subject to change when those rules change.  Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.  The 2012 EIP is not qualified under the provisions of Section 401(a) of the Tax Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.  Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Tax Code and the satisfaction of our tax reporting obligations.

Incentive Stock Options

The 2012 EIP provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Tax Code.  Under the Tax Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option.  If the optionee holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price.  However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period.  If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date.  On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price.  If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax.  Generally, the optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Restricted Stock Options

Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Tax Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Units

Generally, no taxable income is recognized upon receipt of a restricted stock unit award.  The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance.  Generally, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued.

Stock Appreciation Rights

Generally, stock appreciation rights are subject to similar tax rules as nonstatutory stock options.  This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right.  Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for such shares, is recognized as ordinary income to the participant in the year of such exercise.  Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Section 162(m)

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Tax Code.  Awards that qualify as “performance-based compensation” are exempt from the limitations of Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation.  The 2012 EIP is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m).  Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if, among other requirements, (i) such awards are approved by a compensation committee composed solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards and other stock-based awards will qualify as performance-based compensation, if, among other requirements, (i) the award is approved by a compensation committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

New Plan Benefits

Awards under the 2012 EIP are discretionary, and we have not approved any awards that are conditioned on stockholder approval of the 2012 EIP.  Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors and employees under the 2012 EIP.

Vote Required

Adoption of the 2012 EIP requires affirmative “For” vote from a majority of the voting shares that are present, in person or by proxy, at the meeting and entitled to vote on the proposal.  Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes.  Brokers are prohibited from giving proxies to vote on the implementation of any equity compensation plan unless the beneficial owner of such shares has given voting instructions on the matter.  This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Five if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes.  Broker non-votes will have no effect on the outcome of the vote.

The Board recommends a vote FOR approval of the 2012 iSatori Employee Equity Incentive Plan.

PROPOSAL FIVE — AMENDMENT TO CERTIFICATE OF INCORPORATION

TO PERMIT STOCKHOLDER VOTE BY WRITTEN CONSENT

Background

Delaware corporation law provides that (unless otherwise provided in a corporation’s certificate of incorporation or bylaws) any action to be taken by stockholders at any annual or special meeting of stockholders may be taken without any such meeting, and without any vote, if written consents setting forth the action to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting of stockholders.  The purpose of this statute is to allow stockholders to take action, and for the corporation to avoid the expense of a stockholder’s meeting, in those cases where the outcome of a stockholder’s vote is a foregone conclusion.

Reasons For and Effect of the Amendment

The Board determined that it would be more convenient and less costly to the Company if certain actions could be approved by the stockholders by less than unanimous written consent.  The Board recommends that the Company be permitted to obtain the consent of the stockholders through an action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

If the stockholders approve this amendment to the Certificate of Incorporation, then the Certificate of Incorporation would be amended to permit stockholder action by written consent, as soon as practicable following stockholder approval.  If the amendment to the certificate of incorporation is not approved by the stockholders, the existing certificate of incorporation will continue in effect.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon this amendment to the Certificate of Incorporation.

Amendment

If this amendment is approved, our Certificate of Incorporation will be amended by deleting Article SIXTH in its entirety and inserting in its place the following:

“SIXTH: Any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

Approval

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, Series A Preferred Stock and Series D Preferred Stock, each voting as a separate class, is required to approve Proposal Five.  The holders of Series A Preferred Stock are only entitled to vote Proposal Five because, while the certificate of designation establishing the Series A Preferred Stock states that the holders of Series A Preferred Stock have no voting rights, Article THIRTEENTH of the Company’s Certificate of Incorporation requires the affirmative vote of at least two-thirds of the holders of each class of capital stock of the Company in certain designated instances.  Broker non-votes and abstentions will have the effect of negative votes on the proposal.

The Board recommends a vote FOR approval of the amendment to the Certificate of Incorporation.

AUDIT MATTERS

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by Montgomery Coscia Greilich L.L.P. for the 2011 and 2012 fiscal years and for Hein for the 2012 fiscal year.

Audit Fees paid to Montgomery Coscia Greilich L.L.P.

	2011	2012
Audit Fees	$88,336	$134,202
Audit-Related Fees	$4,160	—
Tax Fees	$45,482	$10,155
All Other Fees	—	—
Total	$137,978	$144,357

Audit Fees paid to Hein & Associates LLP

2012
Audit Fees	$122,235
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$122,235

Audit Committee Pre-Approval Policy

The charter of the Audit Committee includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant.  The committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and permissible non-audit services, subject to any exception under Section 10A of the Exchange Act and the rules promulgated thereunder.  Pre-approval authority may be delegated to a committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full committee at its next scheduled meeting.  All of the services described in “Fees Paid to Principal Accountants” were approved by the Audit Committee pursuant to the pre-approval policies.

Report of the Audit Committee

Our management is responsible for the preparation of our financial statements and our independent registered public accounting firm, Hein & Associates LLP, is responsible for auditing our annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.  The Audit Committee is responsible for, among other things, reviewing and selecting our independent registered public accounting firm, reviewing our annual and interim financial statements and pre-approving all engagement letters and fees for auditing services.

In the performance of its oversight function in connection with our financial statements as of and for the year ended December 31, 2012, the Audit Committee has:

•

Reviewed and discussed the audited financial statements with management;

•

Discussed with Hein & Associates LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

Received the written disclosures and the letter from Hein & Associates LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein & Associates LLP’s communications with the Audit Committee concerning independence, and has discussed with Hein & Associates LLP its independence; and

•

Reviewed and approved the services provided by Hein & Associates LLP.

Based upon the reports and discussions described above, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board has approved, that the Company’s audited financial statements be included in our Annual Report on Form 10-K on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on April 16, 2013.

AUDIT COMMITTEE:
Robert M. Galecke, Chairman
Bradford Morgan
Todd Ordal

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the Proxy Agents will vote proxies on such matters in the manner they deem appropriate or within the discretionary power they have been provided.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for us.  Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies.  We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in April of each year, by notifying us in writing at: iSatori, Inc., Attn: Secretary, 15000 6th Avenue, Suite 202, Golden, Colorado 80401, or by contacting us at (303) 215-9174. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (303) 215-9174, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Available Information

The Company makes available on its website copies of the charters of the Audit and Compensation Committees of the Company’s Board of Directors, its Code of Business Conduct and Ethics, Audit Committee Whistleblower Policy and Stockholder and Interested Parties Communications Policy. Stockholders may request a printed copy of these governance materials or any exhibit to this report by writing to the iSatori, Inc., Attn: Secretary, 15000 6th Avenue, Suite 202, Golden, Colorado 80401.  You may also read and copy any materials the Company files with the SEC at the SEC’s Public Reference Room, which is located at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Information regarding the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains a website at www.sec.gov that contains the documents the Company files with the SEC.  The Company’s website and the information contained on or connected to its website is not incorporated by reference herein and its web address is included as an inactive textual reference only.

By order of the Board of Directors:

Stephen Adelé

President and Chief Executive Officer

[Date], 2013

PRELIMINARY

iSatori, Inc.

Attn: Michael Wilemon

15000 W. 6th Avenue, Suite 202

Denver, Colorado 80401

VOTE BY INTERNET: www.vote.corporatestock.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL:

Mark, sign and date your proxy card and return it to Corporate Stock Transfer in the enclosed business reply envelope included herein.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the election of each of the director nominee, FOR

Proposals Two, Four and Five and EVERY THIRD YEAR on Proposal Three

1.	The election of the following nominees to our Board of Directors:		Board Recommends: ▼
	01 Stephen Adelé	04 Bradford Morgan	FOR ALL NOMINEES
	02 Russell Cleveland	05 Todd Ordal
03 Robert M. Galecke

VOTE FOR ALL NOMINEES	WITHOLD AUTHORITY FOR ALL NOMINEES	* VOTE FOR ALL EXCEPT
☐	☐	☐

* INSTRUCTIONS: To withhold authority for any

individual nominee(s), mark the exception box and

write number(s) in the space provided to the right

____________________________________

		FOR	AGAINST	ABSTAIN	Board Recommends: ▼
2.	To Approve, by a non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers	☐	☐	☐	FOR

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	Board Recommends: ▼
3.

To Select, by a non-binding advisory vote, the frequency—every year, every other year, or every third year—at which the stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid to the Named Executive Officers of the Company

	☐	☐	☐	☐	3 YEARS

		FOR	AGAINST	ABSTAIN	Board Recommends: ▼
4.	To approve the iSatori, Inc. 2012 Employee Equity Incentive Plan	☐	☐	☐	FOR

	FOR	AGAINST	ABSTAIN	Board Recommends: ▼
5.

To approve the amendment to the Company’s Certificate of Incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted

	☐	☐	☐	FOR

6.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof

To attend the meeting and vote your shares in person, please mark this box	☐

Authorized Signatures – This section must be completed for your instructions to be executed

Please sign here	Please Date

Please sign here	Please Date

Important Notice Regarding the Availability of Proxy Materials for

The Annual Meeting of Stockholders to be held June 25, 2013.

This Proxy Statement and our 2013 Annual Report on Form 10-K to Stockholders

are available at [website]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Stephen Adelé and Michael Wilemon as proxies, with the power to appoint their substitutes, and authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of iSatori, Inc. held of record by the undersigned at the close of business on June 5, 2013 at the Annual Meeting of iSatori, Inc. to be held on June 25, 2013 or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SSTOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEE, FOR PROPOSALS TWO, FOUR AND FIVE AND EVERY THIRD YEAR ON PROPOSAL THREE.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side